SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

November 14, 2002
Date of report (Date of Earliest Event Reported)

FBR ASSET INVESTMENT CORPORATION
(Exact name of Registrant as specified in Its Charter)

VIRGINIA (State or other jurisdiction of incorporation)	01-15049 (Commission File Number)	54-1873198 (I.R.S. Employer Identification No.)

Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209
(Address of principal executive offices and zip code)

(703) 469-1000
Registrant’s telephone number, including area code

ITEM 9. REGULATION FD DISCLOSURE.

     On November 14, 2002, FBR Asset Investment Corporation filed with the Commission its Quarterly Report on Form 10-Q for the period ended September 30, 2002 accompanied by the certification of Eric F. Billings, the registrant’s chief executive officer, and Kurt R. Harrington, the registrant’s chief financial officer, required pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certifications are attached hereto as Exhibit 99.1.

     The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

Exhibit 99.1	Certification of Chief Executive Officer and Chief Financial Officer.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FBR ASSET INVESTMENT CORPORATION

Date: November 15, 2002	By: /s/ Kurt R. Harrington Name: Kurt R. Harrington Title: Chief Financial Officer

LIST OF EXHIBITS

99.1 Certification of Chief Executive Officer and Chief Financial Officer.